UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2016

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On November 2, 2016, we held our annual meeting of stockholders. A total of 16,815,997 shares of our common stock were outstanding as of October 6, 2016, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected Bruce D. Steel as a member of our board of directors as a Class II director for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Bruce D. Steel	9,419,752	278,986	1,782,566

Proposal Two: Ratification of Marcum LLP as our Independent Registered Public Accountants for Fiscal 2016

Our stockholders ratified our selection of Marcum LLP as our independent registered public accountants for our fiscal year ending December 31, 2016. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
10,650,593	9,714	820,997	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: November 3, 2016	By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Business Officer and Interim Chief Financial Officer

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